PRESS RELEASE Bill Seymour VP of Investor Relations T + 1 952 556 1844 bill.seymour@entegris.com

Exhibit 99.1
FOR RELEASE AT 6:00 AM EST

ENTEGRIS REPORTS RECORD RESULTS FOR FOURTH QUARTER OF 2019

•Fourth-quarter revenue of $427.0 million, increased 6% from prior year
•Fiscal 2019 revenue of $1.6 billion, increased 3%
•Fiscal 2019 GAAP diluted EPS of $1.87, increased 11%
•Fiscal 2019 Non-GAAP diluted EPS of $1.93, increased 2%

BILLERICA, Mass., February 4, 2020 - Entegris, Inc. (NasdaqGS: ENTG), a leader in specialty chemicals and advanced materials solutions for the microelectronics industry, today reported its financial results for the Company’s fourth quarter ended December 31, 2019.
Fourth-quarter sales were $427.0 million, an increase of 6% from the same quarter last year. GAAP fourth-quarter net income was $57.4 million, or $0.42 per diluted share, which included $16.0 million of amortization of intangible assets, $3.4 million of integration costs, $1.0 million in deal costs mainly associated with the recent acquisitions and a $0.2 million charge for fair value write-up of acquired inventory sold. Non-GAAP net income was $74.6 million and non-GAAP net income per diluted share was $0.55.
Bertrand Loy, president and chief executive officer, said: “Our strong performance in the fourth quarter resulted in record sales, EBITDA and EPS. These results were driven by continued traction of our advanced solutions, particularly in the new technology nodes. Our achievement of record sales and EPS in 2019, in the face of a very challenging end market, showcased the strength of our team’s execution and our highly resilient, differentiated and unit-driven business model.”
Mr. Loy added: “I’m optimistic about improving industry conditions in 2020 and we expect our growth will again outpace the market. We continue to believe that Entegris has never been better positioned and more relevant for our customers to help them achieve the targeted levels of chip performance, yields and reliability. Our position is bolstered by our combination of technology leadership; global scale; and world class operational excellence.”

Quarterly Financial Results Summary
(in thousands, except percentages and per share data)

GAAP Results	Q4 2019	Q4 2018	Q3 2019
Net sales	$426,998	$401,642	$394,147
Operating income	$84,085	$71,308	$52,793
Operating margin	19.7%	17.8%	13.4%
Net income	$57,438	$80,784	$40,767
Diluted earnings per share (EPS)	$0.42	$0.57	$0.30
Non-GAAP Results
Non-GAAP adjusted operating income	$104,647	$93,485	$88,220
Non-GAAP adjusted operating margin	24.5%	23.3%	22.4%
Non-GAAP net income	$74,582	$66,300	$68,179
Non-GAAP EPS	$0.55	$0.47	$0.50

First-Quarter Outlook
For the first quarter ending March 28, 2020, the Company expects sales of $415 million to $430 million, net income of $56 million to $63 million and net income per diluted share between $0.41 and $0.46. On a non-GAAP basis, EPS is

_________________________________________________________________________
ENTEGRIS, INC.	129 Concord Road, Building 2	T + 1 978 436 6500
entegris.com	Billerica, MA 01821 USA	F + 1 978 436 6745

expected to range from $0.50 to $0.55 per diluted share, which reflects net income on a non-GAAP basis in the range of $68 million to $75 million.

Segment Results
The Company reports its results in the following segments:
Specialty Chemicals and Engineered Materials (SCEM): SCEM provides high-performance and high-purity process chemistries, gases and materials, as well as safe and efficient delivery systems to support semiconductor and other advanced manufacturing processes.
Microcontamination Control (MC): MC solutions purify critical liquid chemistries and gases used in semiconductor manufacturing processes and other high-technology industries.
Advanced Materials Handling (AMH): AMH develops solutions to monitor, protect, transport, and deliver critical liquid chemistries, wafers, and substrates for a broad set of applications in the semiconductor industry and other high-technology industries.

Change in Inter-Segment Reporting
In the first quarter of 2019, the Company changed its definition of segment profit to include inter-segment sales. The Company updated its recognition of inter-segment sales to recognize the revenue and profit associated with products and components produced in one segment and supplied to another, before being sold to the ultimate end customer. The Company accounts for inter-segment sales and transfers as if the sales or transfers were to third parties, that is, at approximate market prices. Prior quarter information has been recast to reflect the change in the Company’s definition of segment profit.

Entegris’ 2020 Investor and Analyst Day
Entegris will be hosting an Investor and Analyst Day on May 11, 2020 in New York City. More information on this event will be made available in the near future. If you have any questions please reach out to Bill Seymour, V.P. Investor Relations.

Fourth-Quarter Results Conference Call Details
Entegris will hold a conference call to discuss its results for the fourth quarter on Tuesday, February 4, 2020, at 9:00 a.m. Eastern Time. Participants should dial 800-263-0877 or +1 323-794-2094, referencing confirmation code 2038571. Participants are asked to dial in 5 to 10 minutes prior to the start of the call. For a replay of the call, please Click Here using passcode 2038571. The replay will be available from February 4, 2020 to March 19, 2020.

The call can also be accessed live and on-demand from the Entegris website. Point your web browser to
http://investor.entegris.com/events.cfm and follow the link to the webcast. The on-demand playback will be available for six weeks after the conclusion of the teleconference.

Management’s slide presentation concerning the results for the third quarter, which may be referred to during the call, will be posted on the investor relations section of www.entegris.com Thursday morning before the call.

Entegris, Inc. - page 2 of 14

ABOUT ENTEGRIS
Entegris is a leader in specialty chemicals and advanced materials solutions for the microelectronics industry and other high-tech industries. Entegris is ISO 9001 certified and has manufacturing, customer service and/or research facilities in the United States, Canada, China, France, Germany, Israel, Japan, Malaysia, Singapore, South Korea and Taiwan. Additional information can be found at www.entegris.com.
Non-GAAP Information
The Company’s condensed consolidated financial statements are prepared in conformity with accounting principles generally accepted in the United States (GAAP). Adjusted EBITDA, Adjusted Gross Profit, Adjusted Segment Profit, and Adjusted Operating Income, together with related measures thereof, and non-GAAP net income and non-GAAP EPS, are considered “Non-GAAP financial measures” under the rules and regulations of the Securities and Exchange Commission. The presentation of this financial information is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. The Company uses these non-GAAP financial measures for financial and operational decision-making, as a means to evaluate period-to-period comparisons, as well as comparisons to the Company’s competitors' operating results. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance and liquidity by excluding certain items that may not be indicative of the Company’s recurring business operating results, such as amortization, depreciation and discrete cash charges that may vary significantly from period to period. The Company believes that both management and investors benefit from referring to these non-GAAP financial measures in assessing and understanding the Company’s results and performance and when planning, forecasting, and analyzing future periods. The Company believes these non-GAAP financial measures are useful to investors both because (1) they allow for greater transparency with respect to key metrics used by management in its financial and operational decision-making and (2) they are used by the Company’s institutional investors and the analyst community to help them analyze the Company’s business. The reconciliations of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA, GAAP Net Income and Earnings per Share to Non-GAAP Net Income and Earnings per Share, GAAP Gross Profit to Adjusted Gross Profit and GAAP Segment Profit to Adjusted Operating Income are included elsewhere in this release.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “forecast,” “project,” “should,” “may,” “will,” “would” or the negative thereof and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include statements related to future period guidance; future sales, net income, net income per diluted share, non-GAAP EPS, non-GAAP net income, expenses and other financial metrics; the Company’s performance relative to its markets; the impact, financial or otherwise, of any organizational changes; market and technology trends; the development of new products and the success of their introductions; the Company's capital allocation strategy, which may be modified at any time for any reason, including share repurchases, dividends, debt repayments and potential acquisitions; the effect of the Tax Cuts and Jobs Act on the Company’s capital allocation strategy; the impact of the acquisitions the Company has made and commercial partnerships the Company has established; the Company’s ability to execute on its strategies; and other matters. These statements involve risks and uncertainties, and actual results may differ materially from those projected in the forward-looking statements. These risks and uncertainties include, but are not limited to, weakening of global and/or regional economic conditions, generally or specifically in the semiconductor industry, which could decrease the demand for the Company’s products and solutions; the Company’s ability to meet rapid demand shifts; the Company’s ability to continue technological innovation and introduce new products to meet customers' rapidly changing requirements; risks associated with the impact of public health epidemics, such as the coronavirus currently impacting China, on our employees, customers and suppliers; the Company’s concentrated customer base; the Company’s ability to identify, effect and integrate acquisitions, joint ventures or other transactions; the Company’s ability to effectively implement any organizational changes; the Company’s ability to protect and enforce intellectual property rights; operational, political and legal risks of the Company’s international operations; the Company’s dependence on sole source and limited source suppliers; the increasing complexity of certain manufacturing processes; raw material shortages, supply constraints and price increases; changes in government regulations of the countries in which the Company operates; fluctuation of currency exchange rates; fluctuations in the market price of the Company’s stock; the level of, and obligations associated with, the Company’s indebtedness; and other risk

Entegris, Inc. - page 3 of 14

factors and additional information described in the Company’s filings with the Securities and Exchange Commission, including under the heading “Risks Factors" in Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed on February 11, 2019, and in the Company’s other periodic filings. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Entegris, Inc. - page 4 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Three months ended
	December 31, 2019	December 31, 2018	September 28, 2019
Net sales	$426,998	$401,642	$394,147
Cost of sales	229,362	221,902	223,797
Gross profit	197,636	179,740	170,350
Selling, general and administrative expenses	67,171	60,707	71,232
Engineering, research and development expenses	30,352	30,675	31,173
Amortization of intangible assets	16,028	17,050	15,152
Operating income	84,085	71,308	52,793
Interest expense, net	12,743	8,426	10,216
Other expense, net	248	3,176	934
Income before income tax expense	71,094	59,706	41,643
Income tax expense (benefit)	13,656	(21,078)	876
Net income	$57,438	$80,784	$40,767

Basic net income per common share:	$0.43	$0.58	$0.30
Diluted net income per common share:	$0.42	$0.57	$0.30

Weighted average shares outstanding:
Basic	134,778	139,268	135,092
Diluted	136,470	140,515	136,530

Entegris, Inc. - page 5 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Operations
(In thousands, except per share data)
(Unaudited)

	Twelve months ended
	December 31, 2019	December 31, 2018
Net sales	$1,591,066	$1,550,497
Cost of sales	879,413	830,666
Gross profit	711,653	719,831
Selling, general and administrative expenses	284,807	246,534
Engineering, research and development expenses	121,140	118,456
Amortization of intangible assets	66,428	62,152
Operating income	239,278	292,689
Interest expense, net	42,310	30,255
Other (income) expense, net	(121,081)	8,002
Income before income tax expense	318,049	254,432
Income tax expense	63,189	13,677
Net income	$254,860	$240,755

Basic net income per common share:	$1.89	$1.71
Diluted net income per common share:	$1.87	$1.69

Weighted average shares outstanding:
Basic	135,137	141,026
Diluted	136,568	142,610

Entegris, Inc. - page 6 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Balance Sheets
(In thousands)
(Unaudited)

	December 31, 2019	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	351,911	$482,062
Trade accounts and notes receivable, net	234,409	222,055
Inventories, net	287,098	268,140
Deferred tax charges and refundable income taxes	24,552	17,393
Other current assets	34,427	39,688
Total current assets	932,397	1,029,338
Property, plant and equipment, net	479,544	419,529
Other assets:
Right-of-use assets	50,160	—
Goodwill	695,044	550,202
Intangible assets, net	333,952	295,687
Deferred tax assets and other noncurrent tax assets	11,245	10,162
Other	13,744	12,723
Total assets	$2,516,086	$2,317,641
LIABILITIES AND EQUITY
Current liabilities
Long-term debt, current maturities	4,000	4,000
Accounts payable	84,207	93,055
Accrued liabilities	150,118	141,020
Income tax payable	26,108	31,593
Total current liabilities	264,433	269,668
Long-term debt, excluding current maturities	932,484	934,863
Long-term lease liability	43,827	—
Other liabilities	109,453	101,085
Shareholders’ equity	1,165,889	1,012,025
Total liabilities and equity	$2,516,086	$2,317,641

Entegris, Inc. - page 7 of 14

Entegris, Inc. and Subsidiaries
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three months ended		Twelve months ended
	December 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Operating activities:
Net income	$57,438	$80,784	$254,860	$240,755
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	20,352	16,880	74,975	65,116
Amortization	16,028	17,050	66,428	62,152
Stock-based compensation expense	4,714	4,385	19,629	17,112
Provision for deferred income taxes	(11,885)	(10,810)	(14,008)	(11,876)
Loss on extinguishment of debt	—	2,319	—	2,429
Other	9,300	5,804	23,551	16,278
Changes in operating assets and liabilities, net of effects of acquisitions:
Trade accounts and notes receivable	27,241	(8,760)	(3,164)	(17,473)
Inventories	(15,665)	(9,312)	(21,354)	(38,100)
Accounts payable and accrued liabilities	9,264	29,390	(22,647)	19,950
Income taxes payable, refundable income taxes and noncurrent taxes payable	17,080	(21,188)	(3,494)	(30,381)
Other	(5,223)	(15,215)	7,522	(13,386)
Net cash provided by operating activities	128,644	91,327	382,298	312,576
Investing activities:
Acquisition of property and equipment	(25,932)	(34,816)	(112,355)	(110,153)
Acquisition of business, net of cash	(10,996)	(426)	(277,369)	(380,694)
Other	1,069	(111)	3,884	4,903
Net cash used in investing activities	(35,859)	(35,353)	(385,840)	(485,944)
Financing activities:
Proceeds from long-term borrowings	—	400,000	—	402,000
Payments on long-term debt	(2,000)	(108,850)	(4,000)	(135,850)
Dividend payments	(10,787)	(9,890)	(40,566)	(39,591)
Payments for debt extinguishment costs	—	—	—	—
Issuance of common stock	2,940	2,548	7,291	5,577
Taxes paid related to net share settlement of equity awards	(145)	(134)	(8,722)	(14,686)
Repurchase and retirement of common stock	(15,000)	(143,781)	(80,321)	(173,781)
Other	—	(8,512)	(502)	(9,258)
Net cash (used in) provided by financing activities	(24,992)	131,381	(126,820)	34,411
Effect of exchange rate changes on cash and cash equivalents	1,370	(186)	211	(4,389)
Increase (decrease) in cash and cash equivalents	69,163	187,169	(130,151)	(143,346)
Cash and cash equivalents at beginning of period	282,748	294,893	482,062	625,408
Cash and cash equivalents at end of period	$351,911	$482,062	$351,911	$482,062

Entegris, Inc. - page 8 of 14

Entegris, Inc. and Subsidiaries
Segment Information
(In thousands)
(Unaudited)
Note: In the first quarter of 2019, the Company changed its definition of segment profit to include inter-segment sales. The Company updated its recognition of inter-segment sales to recognize the revenue and profit associated with products and components produced in one segment and supplied to another, before being sold to the ultimate end customer. The Company accounts for inter-segment sales and transfers as if the sales or transfers were to third parties, that is, at approximate market prices. Inter-segment sales are presented as an elimination below. Prior quarter information has been recast to reflect the change in the Company’s definition of segment profit.

	Three months ended			Twelve months ended
Net sales	December 31, 2019	December 31, 2018	September 28, 2019	December 31, 2019	December 31, 2018
Specialty Chemicals and Engineered Materials	$146,747	$133,928	$127,750	$526,519	$530,241
Microcontamination Control	169,794	158,500	155,979	633,664	553,838
Advanced Materials Handling	117,455	115,527	117,256	458,290	493,404
Inter-segment elimination	$(6,998)	$(6,313)	$(6,838)	$(27,407)	$(26,986)
Total net sales	$426,998	$401,642	$394,147	$1,591,066	$1,550,497

	Three months ended			Twelve months ended
Segment profit	December 31, 2019	December 31, 2018	September 28, 2019	December 31, 2019	December 31, 2018
Specialty Chemicals and Engineered Materials	$32,822	$28,221	$17,074	$98,327	$127,080
Microcontamination Control	57,157	46,879	46,792	194,398	166,852
Advanced Materials Handling	20,686	19,096	17,077	75,173	92,327
Total segment profit	110,665	94,196	80,943	367,898	386,259
Amortization of intangibles	16,028	17,050	15,152	66,428	62,152
Unallocated expenses	10,552	5,838	12,998	62,192	31,418
Total operating income	$84,085	$71,308	$52,793	$239,278	$292,689

Entegris, Inc. - page 9 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Gross Profit to Adjusted Gross Profit
(In thousands)
(Unaudited)

	Three months ended			Twelve months ended
	December 31, 2019	December 31, 2018	September 28, 2019	December 31, 2019	December 31, 2018
Net sales	$426,998	$401,642	$394,147	$1,591,066	$1,550,497
Gross profit-GAAP	$197,636	$179,740	$170,350	$711,653	$719,831
Adjustments to gross profit:
Severance related to organizational realignment	(12)	460	990	1,336	460
Charge for fair value mark-up of acquired inventory sold	211	3,379	4,483	7,544	6,868
Adjusted gross profit	$197,835	$183,579	$175,823	$720,533	$727,159

Gross margin - as a % of net sales	46.3%	44.8%	43.2%	44.7%	46.4%
Adjusted gross margin - as a % of net sales	46.3%	45.7%	44.6%	45.3%	46.9%

Entegris, Inc. - page 10 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Segment Profit to Adjusted Operating Income
(In thousands)
(Unaudited)
Note: In the first quarter of 2019, the Company changed its definition of segment profit to include inter-segment sales. The Company updated its recognition of inter-segment sales to recognize the revenue and profit associated with products and components produced in one segment and supplied to another, before being sold to the ultimate end customer. The Company accounts for inter-segment sales and transfers as if the sales or transfers were to third parties, that is, at approximate market prices. Prior quarter information has been recast to reflect the change in the Company’s definition of segment profit.

	Three months ended			Twelve months ended
Segment profit-GAAP	December 31, 2019	December 31, 2018	September 28, 2019	December 31, 2019	December 31, 2018
Specialty Chemicals and Engineered Materials	$32,822	$28,221	$17,074	$98,327	$127,080
Microcontamination Control	57,157	46,879	46,792	194,398	166,852
Advanced Materials Handling	20,686	19,096	17,077	75,173	92,327
Total segment profit	110,665	94,196	80,943	367,898	386,259
Amortization of intangible assets	16,028	17,050	15,152	66,428	62,152
Unallocated expenses	10,552	5,838	12,998	62,192	31,418
Total operating income	$84,085	$71,308	$52,793	$239,278	$292,689

	Three months ended			Twelve months ended
Adjusted segment profit	December 31, 2019	December 31, 2018	September 28, 2019	December 31, 2019	December 31, 2018
Specialty Chemicals and Engineered Materials [1]	$32,530	$28,221	$23,700	$105,995	$127,080
Microcontamination Control [2]	58,039	50,258	49,769	201,016	173,720
Advanced Materials Handling [3]	20,307	19,556	20,212	78,507	93,253
Total adjusted segment profit	110,876	98,035	93,681	385,518	394,053
Adjusted amortization of intangible assets[4]	—	—	—	—	—
Adjusted unallocated expenses[5]	6,229	4,550	5,461	23,678	23,060
Total adjusted operating income	$104,647	$93,485	$88,220	$361,840	$370,993
1 Adjusted segment profit for Specialty Chemicals and Engineered Materials excludes charges for fair value mark-up of acquired inventory sold of ($476), $4,483 for the three months ended December 31, 2019 and September 28, 2019, respectively, and $4,822 for the twelve months ended December 31, 2019. Adjusted segment profit for Specialty Chemicals and Engineered Materials excludes severance and restructuring costs of $184 and $2,143 for the three months ended December 31, 2019 and September 28, 2019, respectively, and $2,846 for the twelve months ended December 31, 2019.
2 Adjusted segment profit for Microcontamination Control excludes charges for fair value mark-up of acquired inventory sold of $687 and $3,379 for the three months ended December 31, 2019 and December 31, 2018, respectively, and $2,722 and $6,868 for the twelve months ended December 31, 2019 and December 31, 2018. Adjusted segment profit for Microcontamination Control excludes severance and restructuring costs of $195 and $2,977 for the three months ended December 31, 2019 and September 28, 2019, respectively, and $3,896 for the twelve months ended December 31, 2019.
3 Adjusted segment profit for Advanced Material Handling excludes severance and restructuring costs of ($379) and $3,135 for the three months ended December 31, 2019 and September 28, 2019, respectively, and $3,334 for the twelve months ended December 31, 2019. Adjusted segment profit for Advanced Materials Handling excludes charges for impairment of equipment and loss on sale of subsidiary of $460 and $466, respectively, for the twelve months ended December 31, 2018.
4 Adjusted amortization of intangible assets excludes amortization expense of $16,028, $17,050, and $15,152 for the three months ended December 31, 2019, December 31, 2018, and September 28, 2019, respectively, and $66,428 and $62,152 for the twelve months ended December 31, 2019 and December 31, 2018, respectively.
5 Adjusted unallocated expenses excludes deal and integration expenses of $4,323, $1,288, and $7,289 for the three months ended December 31, 2019, December 31, 2018 and September 28, 2019, respectively, and $36,096 and $8,358 for the twelve months ended December 31, 2019 and December 31, 2018, respectively. Adjusted unallocated expenses excludes severance and restructuring costs of $248 for the three months ended September 28, 2019 and $2,418 for the twelve months ended December 31, 2019.

Entegris, Inc. - page 11 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income to Adjusted Operating Income and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three months ended			Twelve months ended
	December 31, 2019	December 31, 2018	September 28, 2019	December 31, 2019	December 31, 2018
Net sales	$426,998	$401,642	$394,147	$1,591,066	$1,550,497
Net income	$57,438	$80,784	$40,767	$254,860	$240,755
Adjustments to net income:
Income tax expense (benefit)	13,656	(21,078)	876	63,189	13,677
Interest expense, net	12,743	8,426	10,216	42,310	30,255
Other expense (income), net	248	3,176	934	(121,081)	8,002
GAAP - Operating income	84,085	71,308	52,793	239,278	292,689
Charge for fair value write-up of acquired inventory sold	211	3,379	4,483	7,544	6,868
Deal costs	973	—	4,891	26,164	5,121
Integration costs	3,350	1,288	2,398	9,932	3,237
Severance and restructuring costs	—	460	8,503	12,494	460
Loss on sale of subsidiary	—	—	—	—	466
Amortization of intangible assets	16,028	17,050	15,152	66,428	62,152
Adjusted operating income	104,647	93,485	88,220	361,840	370,993
Depreciation	20,352	16,880	19,306	74,975	65,116
Adjusted EBITDA	$124,999	$110,365	$107,526	$436,815	$436,109

Net income - as a % of net sales	13.5%	20.1%	10.3%	16.0%	15.5%
Adjusted operating margin	24.5%	23.3%	22.4%	22.7%	23.9%
Adjusted EBITDA - as a % of net sales	29.3%	27.5%	27.3%	27.5%	28.1%

Entegris, Inc. - page 12 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Net Income and Earnings per Share to Non-GAAP Net Income and Earnings per Share
(In thousands, except per share data)
(Unaudited)

	Three months ended			Twelve months ended
	December 31, 2019	December 31, 2018	September 28, 2019	December 31, 2019	December 31, 2018
GAAP net income	$57,438	$80,784	$40,767	$254,860	$240,755
Adjustments to net income:
Charge for fair value write-up of inventory acquired	211	3,379	4,483	7,544	6,868
Deal costs	973	—	4,891	26,575	5,121
Integration costs	3,350	1,288	2,398	9,932	3,237
Severance and restructuring costs	—	460	8,503	12,494	460
Loss on debt extinguishment and modification	1,980	2,319	—	1,980	2,319
Versum termination fee, net	—	—	—	(122,000)	—
Loss on sale of subsidiary	—	—	—	—	466
Amortization of intangible assets	16,028	17,050	15,152	66,428	62,152
Tax effect of legal entity restructuring	—	(34,478)	—	9,398	(34,478)
Tax effect of adjustments to net income and discrete items[1]	(5,398)	(5,603)	(8,015)	(3,124)	(17,812)
Tax effect of Tax Cuts and Jobs Act	—	1,101	—	—	683
Non-GAAP net income	$74,582	$66,300	$68,179	$264,087	$269,771

Diluted earnings per common share	$0.42	$0.57	$0.30	$1.87	$1.69
Effect of adjustments to net income	$0.13	$(0.10)	$0.20	$0.07	$0.20
Diluted non-GAAP earnings per common share	$0.55	$0.47	$0.50	$1.93	$1.89
1The tax effect of pre-tax adjustments to net income was calculated using the applicable marginal tax rate during the respective years.

Entegris, Inc. - page 13 of 14

Entegris, Inc. and Subsidiaries
Reconciliation of GAAP Outlook to Non-GAAP Outlook
(In millions, except per share data)
(Unaudited)

First-Quarter Outlook
Reconciliation GAAP net income to non-GAAP net income	March 28, 2020
GAAP net income	$56 - $63
Adjustments to net income:
Restructuring and integration costs	2
Amortization of intangible assets	13
Income tax effect	(3)
Non-GAAP net income	$68 - $75

First-Quarter Outlook
Reconciliation GAAP diluted earnings per share to non-GAAP diluted earnings per share	March 28, 2020
Diluted earnings per common share	$0.41 - $0.46
Adjustments to diluted earnings per common share:
Restructuring and integration costs	0.01
Amortization of intangible assets	0.10
Income tax effect	(0.02)
Diluted non-GAAP earnings per common share	$0.50 to $0.55

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Entegris, Inc. - page 14 of 14